Table of Contents

Exhibit 10.7

AMENDMENT NO. 11 TO

NAVITAIRE HOSTED SERVICES AGREEMENT

This Amendment No. 11 to the NAVITAIRE Hosted Services Agreement (this "Amendment"), effective as of April 24th, 2008, is entered into by and between NAVITAIRE Inc., a Delaware corporation ("NAVITAIRE"), and Gol – Transportes Aereos S/A, a Brazilian corporation ("Customer"). Initially capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement (as defined below).

A. NAVITAIRE and Customer are parties to that certain NAVITAIRE Hosted Services Agreement dated as of May 1, 2004 and amended by: (i) Amendment No. 1 dated as of January 1, 2005, (ii) Amendment No. 2 dated as of June 13, 2005, (iii) Amendment No. 3 dated as of October 1, 2005, (iv) Amendment No. 4 dated as of November 14, 2005, (v) Amendment No. 6 dated as of April 5, 2006, (vi) Amendment No. 7 dated as of June 1, 2006, (vii) Amendment No. 8 dated as of June 11, 2007, (viii) Amendment 9 dated as of August 20, 2007, and (x) Amendment No. 10 date as of August 27, 2007 (collectively the "Agreement"), pursuant to which NAVITAIRE performs Hosted Services for Customer.

B. Section 18.1 of the Agreement permits the parties to amend the terms and conditions of the Agreement provided such amendment is made in writing signed by the parties.

C. NAVITAIRE and Customer desire to amend the terms of the Agreement as provided below.

Accordingly, and in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1 Amendment to Adjust The Standard Nightly Booking Data Extract File Schedule In Order to Support the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Revenue Management Processing Constraints, to the Agreement as follows:

a) Amendment to Exhibit A of the Agreement, Hosted Reservation Services. Support for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Revenue Management Processing Constraints is hereby added as Section 11, immediately following the conclusion of Section 10, Hosted Custom Application Message Services, as follows:

Support for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Revenue Management Processing Constraints
General Features
• NAVITAIRE will adjust the standard booking data extract job to begin execution at [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] instead of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], creating a custom nightly process, starting one week after migration to the new platform, as stability allows.
• NAVITAIRE will implement monitoring for the custom nightly process.
         • If the job does not automatically begin execution it will be started manually as part of the included support.
         • If the job does not complete successfully OR if the job fails to complete before [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], the results will be reviewed and corrective action taken if required. If corrective action is required, NAVITAIRE, Customer, and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will collaborate to restore data integrity. Such work is billable on a time and materials basis, per the standard Support Fees contained in Exhibit H of the Agreement.
• Customer is responsible for notifying [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of any unusual conditions or performance associated with the custom nightly process.
Exclusions
• The custom nightly process will not be incorporated into the standard New Skies product and will only be supported on the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] versions of New Skies.
• Customer acknowledges that it is the responsibility of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to implement an acceptable long-term solution. At the time of Customer's migration to a later version of New Skies, the custom nightly process will be modified to adhere to standard New Skies process times and the special monitoring will be removed.

b) Amendment to Exhibit H, Section 1.1, of Amendment No. 7, Service Fees. The following is added as Section 1.1.7 of the Services Fees included in Exhibit H, of Amendment No. 7:

Product/Service Description	Monthly Fees
Support for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Revenue Management Processing Constraints	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

c) Amendment to Exhibit H, Section 1.2, of Amendment No. 7, Implementation Fees. The following is added to the Implementation Fees included in Exhibit H, Section 1.2 of Amendment No. 7:

Product/Service Description	Implementation Fees*
Support for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Revenue Management Processing Constraints	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

* Implementation Fees include Operation, Support, Development, QA, and Project Management time. Additional implementation hours are billable on a time and materials basis, per the standard Support Fees contained in Exhibit H of the Agreement. Implementation Fees exclude travel expenses and any development beyond the job modifications noted above. Neither travel nor other development is anticipated for implementing this service. Customer will be responsible for all travel-related expenses. Additional development costs, if required, will be managed using the

Work Order process and associated Support Fees contained in Exhibit H of the Agreement will apply.

d) Specific [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Service Level and Service Level Targets ("SLA") in the Agreement: This service [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] SLA measurement and associated penalties, as defined in Section 9.2 of Exhibit A.

e) Cancellation of ABC file merge requirement: Customer agrees to forego any request for Navitaire to code to the Agency Billing and Commissions gaps between the current platform and the new platform in the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] release and agrees to achieve the desired file merge through Customer managed processes outside the reservations platform. For reference, these gaps are documented in IPR 230453.

f) Termination of the Amendment: The provisions in this Amendment will automatically terminate when Customer migrates to version a of the new reservations platform that is beyond the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] release.

2 No Other Changes. Except as specifically amended by this Amendment, all other provisions of the Agreement remain in full force and effect. This Amendment shall not constitute or operate as a waiver of, or estoppel with respect to, any provisions of the Agreement by any party hereto.

3 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

4 Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon NAVITAIRE and the Customer and their respective successors, heirs and assigns.

5 Conflict of Provisions. In the event that there exists a conflict between any term, condition, or provision contained within this Amendment, and in any term, condition, or provision contained within the Agreement, the term, condition, or provision contained within this Amendment shall control.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth below:

NAVITAIRE INC

By: /s/ John Dabkowski
Its: Managing Director

Date: 15 May 2008

CUSTOMER

By: /s/ Wilson Maciel Ramos
Its: Vice President

By: /s/ Tarcisio Gargioni
Its: Vice President

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